Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors[1]	Case No. 15-11357 (CSS)
Reporting Period: June 2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
___________________________	___________________________
Signature of Debtor	Date
___________________________	___________________________
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	July 28, 2016
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

1 On May 2, 2016, a chapter 11 trustee assumed oversight of the chapter 11 cases of six affiliates of the Debtors that were previously jointly administered with the Debtors’ chapter 11 cases, but are now separately jointly administered under Case No. 15-11371 (CSS). The monthly operating reports for the entirety of June 2016 have been or will be separately filed in such six cases by the chapter 11 trustee.

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: June 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	362	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	3,694	—	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	3,475	—	—	—	—	—	—	—	—
Other receipts	—	—	88	20	15	—	—	—	—	—	—	—	—
Total Operating Cash Receipts	3,694	—	450	20	3,490	—	—	—	—	—	—	—	—

Cash Disbursements
Payroll	(399)	—	(84)	(481)	(912)	—	—	(36)	—	(12)	—	—	—
Contract labor	—	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	—	(33)	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	(28)	—	—	(18)	—	—	—	—	—	—	—	—	—
Transportation & shipping	(4)	—	(3)	—	—	—	—	—	—	—	—	—	—
Other production costs	—	—	(18)	(53)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	—	—	(2)	(9)	—	—	—	—	—	—	—	—	—
Professional fees	—	—	—	—	—	(874)	—	—	—	—	—	—	—
Rent and operating leases	(6)	—	—	(33)	—	(22)	—	—	—	—	—	—	—
Taxes	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance	(19)	—	—	—	—	(173)	—	—	—	—	—	—	—
Utilities	—	—	(5)	(10)	—	—	—	—	—	—	—	—	—
Other disbursements	(15)	—	(1)	(192)	(187)	(21)	—	(30)	—	(6)	—	—	—

Total Operating Cash Disbursements	(471)	—	(145)	(796)	(1,099)	(1,090)	—	(66)	—	(18)	—	—	—

Net Cash Flow - Operating	3,223	—	305	(776)	2,391	(1,090)	—	(66)	—	(18)	—	—	—

Intercompany
Net intercompany - operating	(1,763)	—	(7)	(58)	426	—	—	—	—	1,728	—	—	—
Net intercompany - debt & equity	—	—	—	6,824	—	—	—	—	—	—	—	—	—
Net investment & JV funding	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Intercompany	(1,763)	—	(7)	6,766	426	—	—	—	—	1,728	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset sales & other receipts	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements
3rd-party loan repayments	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest	—	—	—	—	—	(840)	—	—	—	—	—	—	—
Capital expenditures	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital lease & other	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	(4,869)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	—	—	—	—	—	(5,709)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	—	—	—	—	—	(5,709)	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$1,460	$—	$298	$5,990	$2,817	$(6,798)	$—	$(66)	$—	$1,710	—	—	—

Beginning Cash Balance - Book	$11,405	$4,768	$2,069	$3,670	$9,532	$29,211	$149	$282	$868	$1,571	$30	$6	$5
Total cash receipts	3,694	—	450	20	3,490	—	—	—	—	—	—	—	—
Total cash disbursements	(471)	—	(145)	(796)	(1,099)	(6,798)	—	(66)	—	(18)	—	—	—
Net intercompany	(1,763)	—	(7)	6,766	426	—	—	—	m	1,728	—	—	—
Ending Cash Balance - Book - Debtors	$12,865	$4,768	$2,367	$9,661	$12,349	$22,413	$149	$216	$868	$3,281	$30	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(490)	—	(145)	(821)	(1,099)	(1,929)	—	(66)	—	(89)	—	—	—
Allocated - Reorganization Professional Fees	(514)	—	(152)	(861)	(1,153)	(2,025)	—	(69)	—	(94)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(1,005)	—	(297)	(1,682)	(2,252)	(3,954)	—	(136)	—	(183)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: June 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Magnequench Inc.	MCP Canada Holdings ULC	GRAND
Case No.	15-11359	15-11364	TOTAL
Country	USA	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—
Rare Metals	—	—	362
Magnetic Materials & Alloys	—	—	3,694
Chemicals & Oxides	—	—	3,475
Other receipts	—	—	124
Total Operating Cash Receipts	—	—	7,654

Cash Disbursements
Payroll	—	—	(1,924)
Contract labor	—	—	—
Raw material payments	—	—	(33)
Reagents & chemicals	—	—	(46)
Transportation & shipping	—	—	(7)
Other production costs	—	—	(71)
Repairs & maintenance (non-CapEx)	—	—	(11)
Professional fees	—	—	(874)
Rent and operating leases	—	—	(61)
Taxes	—	—	—
Insurance	—	—	(192)
Utilities	—	—	(15)
Other disbursements	—	—	(452)
Total Operating Cash Disbursements	—	—	(3,685)

Net Cash Flow - Operating	—	—	3,969

Intercompany
Net intercompany - operating	—	—	326
Net intercompany - debt & equity	—	—	6,824
Net investment & JV funding	—	—	—
Net Intercompany	—	—	7,150

Non-Operating Activity
Cash Receipts	—	—	—
3rd-party loan proceeds	—	—	—
Asset sales & other receipts	—	—	—
Total Non-Operating Cash Receipts	—	—	—

Cash Disbursements
3rd-party loan repayments	—	—	—
Interest	—	—	(840)
Capital expenditures	—	—	—
Capital lease & other	—	—	—
Reorganization professional fees	—	—	(4,869)
Total Non-Operating Cash Disbursements	—	—	(5,709)

Net Cash Flow - Non-Operating	—	—	(5,709)

Total Net Increase (Decrease) in Cash	$—	$—	$5,411

Beginning Cash Balance - Book	$—	$5	$63,572
Total cash receipts	—	—	7,654
Total cash disbursements	—	—	(9,393)
Net intercompany	—	—	7,150
Ending Cash Balance - Book - Debtors	$—	$5	$68,983

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	(4,640)
Allocated - Reorganization Professional Fees	—	—	(4,869)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	(9,508)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: June 2016

BANK RECONCILIATIONS
																	1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	—		—		5,099.11		—		—		—		—		—
	USD or USD equivalent	$266,400.51		$5,063.04		$3,945.46		$3,002,747.46		$40,614.00		$17,299,600.68		$250,000.00		$1,758,679.22

BANK BALANCE		30-Jun-16	291,469.31	30-Jun-16	5,063.04	30-Jun-16	5,099.11	30-Jun-16	3,002,747.46	30-Jun-16	40,614.00	30-Jun-16	17,299,600.68	30-Jun-16	250,000.00	30-Jun-16	1,758,679.22
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			(25,068.80)		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)					—		—		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							5,099.11
ADJUSTED BANK BALANCE IN USD *			266,400.51		5,063.04		3,945.46		3,002,747.46		40,614.00		17,299,600.68		250,000.00		1,758,679.22
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		12299	1,395.00
		12327	4,733.16
		12328	20.24
		12325	10,525.83
		12323	6,270.00
		12324	273.68
		12326	1,850.89

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency			—		—		3,361,160.00		1,226,087.00		—		32,253.84		—
	USD or USD equivalent	$12,615,525.97		$103,246.47		$1,007.40		$32,569.38		$11,880.69		$127,516.23		$16,126.92		$5,000.00

BANK BALANCE		30-Jun-16	12,644,723.95	30-Jun-16	103,246.47	30-Jun-16	1,007.40	30-Jun-16	3,361,160.00	30-Jun-16	1,226,087.00	30-Jun-16	127,516.23	30-Jun-16	32,253.84	30-Jun-16	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)			(22,586.45)
OTHER (ATTACH EXPLANATION)			(6,611.53)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*									3,361,160.00		1,226,087.00				32,253.84
ADJUSTED BANK BALANCE IN USD *			12,615,525.97		103,246.47		1,007.40		32,569.38		11,880.69		127,516.23		16,126.92		5,000.00
* Adjusted bank balance must equal			—		—		—		—		—		—		—		—
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168460	2,017.08
		168461	825.59
		168462	1,128.69
		168464	16,742.06
		168467	1,873.03

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount
		401K payment	6,611.53

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a															3 of 5
Debtor		MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11363		15-11364		15-11365				15-11366		15-11367
		Operating		Operating		Operating				Operating		Operating
		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		—		—		—		—
	USD or USD equivalent	$5,000.00		$5,000.00		$110,030.63		$3,171,259.3		$5,960.00		$12,191,074.15		$16,185.42

BANK BALANCE		30-Jun-16	5,000.00	30-Jun-16	5,000.00	30-Jun-16	110,030.63	30-Jun-16	3,171,259.30	30-Jun-16	5,960.00	30-Jun-16	12,275,498.31	30-Jun-16	16,185.42
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—						—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—				—		(84,424.16)
OTHER (ATTACH EXPLANATION)			—		—						—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*
ADJUSTED BANK BALANCE IN USD *			5,000.00		5,000.00		110,030.63		3,171,259.30		5,960.00		12,191,074.15		16,185.42
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
												5253	1,075.00
												5275	3,861.92
												5276	575.00
												5277	1,878.34
												5278	3,861.27
												5279	422.01
												5281	3,372.18
												5282	69,378.44

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX6849 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		818,319.71						235,805.55		—		500,000.00
	USD or USD equivalent	$29,904.01		$4,802,775.99		$—		$633,178.37		$7,268,485.61		$869,973.38		$182,455.55		$242,749.46		$386,877.13

BANK BALANCE		30-Jun-16	11,027.36	30-Jun-16	4,802,775.99	30-Jun-16	—	30-Jun-16	825,647.58	30-Jun-16	7,268,485.61	30-Jun-16	869,973.38	30-Jun-16	311,473.84	30-Jun-16	242,749.46	30-Jun-16	500,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—				—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—				—		(7,327.87)		—		—		(75,668.29)				—
OTHER (ATTACH EXPLANATION)			18,876.65		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							—		818,319.71						235,805.55				500,000.00
ADJUSTED BANK BALANCE IN USD *			29,904.01		4,802,775.99		—		633,178.37		7,268,485.61		869,973.38		182,455.55		242,749.46		386,877.13
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
								17751	2,958.38					Payroll	55,489.47
								17860	544.36					18535	60.00
								17866	229.28					18537	1,457.37
								17880	262.73					18541	6,161.55
								17890	131.36					18542	536.75
								17891	1,864.50					18543	7,809.08
								17888	1,337.26					18548	1,382.82
														18550	590.43
														18551	178.86
														18552	147.44
														18553	526.19
														18554	1,022.65

													18555	84.83
													18556	84.85
													18557	136.00

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a													5 of 5
Debtor		Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11372		15-11373		15-11374
		Operating		Operating		Operating
		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency	—		—		19,304.82						288,440.15
	USD or USD equivalent	$868,969.42		$2,351,847.77		$9,652.43		$5,993.91		$159,669.64		$43,387.51

BANK BALANCE		30-Jun-16	868,969.42	30-Jun-16	2,363,951.23	30-Jun-16	19,304.82	30-Jun-16	$5,993.91	30-Jun-16	$159,669.64	30-Jun-16	288,440.15
(+) DEPOSITS IN TRANSIT (ATTACH LIST)													—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		(12,103.46)		—
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							19,304.82						288,440.15
ADJUSTED BANK BALANCE IN USD *			868,969.42		2,351,847.77		$9,652.43		$5,993.91		$159,669.64		$43,387.51
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
				31106	245.52
				31303	127.80
				31550	2,961.03
				31558	7,582.92
				31559	386.82
				31560	689.39
				31561	109.98

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: June 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
AlixPartners	Sep 1-Sep 30, 2015	289,578.48	Molycorp Inc.	WT000002631 $104,350.23	12/14/2015	269,260.40	20,318.08
AlixPartners	Oct 1-Oct 31, 2015	357,100.33	Molycorp Inc.	WT000002689	1/4/2016	318,692.40	38,407.93
AlixPartners	Jun 25-Sep 30,2015 (payment of holdback)	244,868.3	Molycorp Inc.	WT000002825	2/24/2016	244,868.30
AlixPartners **	Jun 25-Sep 30,2015 (reimbursement of expenses)	(1,835.61)	Molycorp Inc.	WT000002825	2/24/2016		(1,835.61)
AlixPartners	Nov 1-Nov 30,2015	366,030.59	Molycorp Inc.	WT000002848	3/3/2016	340,332.80	25,697.79
AlixPartners	Dec 1-Dec 31,2015	337,426.65	Molycorp Inc.	WT000002885	3/18/2016	318,892.40	18,534.25
AlixPartners	Jan 1-Jan 31,2016	251,966.23	Molycorp Inc.	WT000003059	5/4/2016	232,570.40	19,395.83
AlixPartners	Feb 1-Feb 29,2016	270,032.59	Molycorp Inc.	WT000003059	5/4/2016	252,194.40	17,838.19
AlixPartners	Oct 1- Dec 31,2015 (payment of holdback)	244,424.4	Molycorp Inc.	WT000003059	5/4/2016	244,424.40		2,221,235.50	138,356.46

Ashby & Geddes	Jul 9-Jul 31, 2015	110,677.72	Molycorp Inc.	WT000002469	10/22/2015	103,089.20	7,588.52
Ashby & Geddes	Aug 1-Aug 31, 2015	64,754.91	Molycorp Inc.	WT000002565	11/24/2015	59,218.46	5,536.45
Ashby & Geddes	Sep 1-Sep 30, 2015	59,366.25	Molycorp Inc.	WT000002629	12/14/2015	53,824.00	5,542.25
Ashby & Geddes	Oct 1-Oct 31,2015	46,021.33	Molycorp Inc.	WT000002764	2/3/2016	43,215.45	2,805.88
Ashby & Geddes	Nov 1-Nov 30,2015	74,733.79	Molycorp Inc.	WT000002804	2/3/2016	71,506.23	3,227.56
Ashby & Geddes	Jul 9-Sep 30,2015 (payment of holdback)	54,033.19	Molycorp Inc.	WT000002804	2/3/2016	54,033.19
Ashby & Geddes **	Jul 9-Sep 30,2015 (reimbursement of expense)	(720.8)	Molycorp Inc.	WT000002804	2/3/2016		(720.80)
Ashby & Geddes	Dec 1-Dec 31,2015	57,804.04	Molycorp Inc.	WT000002868	3/11/2016	53,105.92	4,698.12
Ashby & Geddes	Jan 1-Jan 31,2016	118,017.13	Molycorp Inc.	WT000002929	3/31/2016	102,524.30	15,492.83
Ashby & Geddes	Feb 1-Feb 29, 2016	57,369.8	Molycorp Inc.	WT000003014	4/22/2016	54,047.09	3,322.71
Ashby & Geddes	Oct 1-Dec 31,2015 (payment of holdback)	41,956.9	Molycorp Inc.	WT000003078	5/11/2016	41,956.90
Ashby & Geddes	Mar 1-Mar 31, 2016	61,401.06	Molycorp Inc.	WT000003143	6/2/2016	57,222.16	4,178.90	693,742.90	51,672.42

Berkeley Research Group LLC	Jul 8-Jul 31, 2015	297,078.46	Molycorp Inc.	WT000002472	10/22/2015	296,427.96	650.50
Berkeley Research Group LLC	Sep 1-Sep 30, 2015	364,098.49	Molycorp Inc.	WT000002687	12/31/2015	363,869.35	229.14
Berkeley Research Group LLC	Aug 1-Aug 31, 2015	378,311.46	Molycorp Inc.	WT000002701	1/7/2016	378,173.01	138.45
Berkeley Research Group LLC	Jul 8-Sep 30, 2015 (payment of holdback)	216,955.68	Molycorp Inc.	WT000002782	2/12/2016	216,955.68
Berkeley Research Group LLC	Oct 1-Nov 30,2015	724,003.27	Molycorp Inc.	WT000002941	4/6/2016	723,213.95	789.32
Berkeley Research Group LLC	Dec 1-Dec 31,2015	241,401.57	Molycorp Inc.	WT000002941	4/6/2016	241,342.06	59.51
Berkeley Research Group LLC	Sep 1-Sep 30,2015 (partial payment of holdback)	10,326.38	Molycorp Inc.	WT000002941	4/6/2016	10,326.38
Berkeley Research Group LLC	Jan 1-Jan 31,2016	393,435.9	Molycorp Inc.	WT000003155	6/9/2016	391,297.89	2,138.01	2,621,606.28	4,004.93

Direct Fee Review, LLC	Sep 8-Sep 30, 2015	1,584	Molycorp Inc.	WT000002613	12/9/2015	1,584.00	—
Direct Fee Review, LLC	Oct 1-Nov 30,2015	5,552	Molycorp Inc.	WT000002849	3/3/2016	5,552.00
Direct Fee Review, LLC	Dec 1-Dec 31,2015	9,664	Molycorp Inc.	WT000002849	3/3/2016	9,664.00
Direct Fee Review, LLC	Sep 8-Sep 30,2015 (payment of holdback)	396	Molycorp Inc.	WT000002849	3/3/2016	396.00
Direct Fee Review, LLC	Jan 1-Jan 31,2016	2,480	Molycorp Inc.	WT000002947	4/8/2016	2,480.00
Direct Fee Review, LLC	Feb 1-Feb 29,2016	3,376	Molycorp Inc.	WT000003094	5/13/2016	3,376.00
Direct Fee Review, LLC	Oct 1-Dec 31,2015 (payment of holdback)	3,804	Molycorp Inc.	WT000003094	5/13/2016	3,804.00		26,856.00

Jones Day	Jun 25-Jul 31, 2015	1,793,066.19	Molycorp Inc.	WT000002464	10/20/2015	1,336,777.62	27,881.07
Jones Day	Aug 1-Aug 31, 2015	666,584.38	Molycorp Inc.	WT000002532	11/17/2015	643,644.20	22,940.18
Jones Day	Sep 1-Sep 30, 2015	874,940.26	Molycorp Inc.	WT000002669	12/22/2015	866,431.60	8,508.66
Jones Day	Oct 1-Oct 31,2015	1,034,081.96	Molycorp Inc.	WT000002726	1/20/2016	1,023,985.00	10,096.96
Jones Day	Jun 25-Sep 30,2015 (payment of holdback)	813,280.58	Molycorp Inc.	WT000002779	2/11/2016	813,280.58
Jones Day	Nov 1-Nov 30,2015	1,262,668.96	Molycorp Inc.	WT000002867	3/11/2016	1,242,003.20	20,665.76
Jones Day	Dec 1-Dec 31,2015	841,398.99	Molycorp Inc.	WT000002884	3/18/2016	808,176.20	33,222.79
Jones Day	Jan 1-Jan 31,2016	1,099,788.99	Molycorp Inc.	WT000003087	5/11/2016	1,081,574.20	18,214.79
Jones Day	Oct 1-Dec 31,2015 (payment of holdback)	766,736.11	Molycorp Inc.	WT000003087	5/11/2016	766,736.11
Jones Day	Feb 1-Feb 29, 2016	1,347,960.76	Molycorp Inc.	WT000003165	6/14/2016	1,342,402.64	5,558.12
Jones Day	Mar 1-Mar 31, 2016	1,696,758.78	Molycorp Inc.	WT000003165	6/14/2016	1,689,030.80	7,727.98	11,614,042.15	154,816.31

KPMG	Jan 1-Jan 31, 2016	208,800.21	Molycorp Inc.	WT000003007	4/21/2016	200,255.62	8,544.59
KPMG	Oct 1-Dec 31,2015 (payment of holdback)	448,403.42	Molycorp Inc.	WT000003062	5/6/2016	448,403.42

KPMG	Feb 1-Feb 29, 2016	419,670.51	Molycorp Inc.	WT000003062	5/6/2016	383,530.18	36,140.33
KPMG	Mar 1-Mar 31, 2016	700,613.16	Molycorp Inc.	WT000003158	6/9/2016	672,634.46	27,978.70	1,704,823.68	72,663.62

Miller Buckfire	Jun 25-Jul 31, 2015	141,976.5	Molycorp Inc.	WT000002340	9/3/2015	140,000.00	1,976.50
Miller Buckfire	Jun 25-Jul 31, 2015	1,083,333.34	Molycorp Inc.	WT000002383	9/17/2015	1,083,333.34
Miller Buckfire	Aug 1-Aug 31, 2015	369,606.18	Molycorp Inc.
Miller Buckfire *	Sep 1-Sep 30, 2015	174,953.61	Molycorp Inc.	WT000002588	12/3/2015	9,166.67	353,978.94
Miller Buckfire	Oct 1-Oct 31, 2015	147,925.52	Molycorp Inc.	WT000002801	2/18/2016	140,000.00	7,925.52
Miller Buckfire	Nov 1-Nov 30, 2015	160,252.23	Molycorp Inc.	WT000002811	2/23/2016	140,000.00	20,252.23
Miller Buckfire	Jun 25-Sep 30,2015 (payment of holdback)	308,125	Molycorp Inc.	WT000002811	2/23/2016	308,125.00
Miller Buckfire **	Jun 25-Sep 30,2015 (reimbursement of expenses)	(3,286.93)	Molycorp Inc.	WT000002811	2/23/2016		(5,486.37)
Miller Buckfire	Dec 1-Dec 31, 2015	176,453.23	Molycorp Inc.	WT000002911	3/29/2016	140,000.00	36,453.23
Miller Buckfire	Jan 1-Jan 31, 2016	217,854.41	Molycorp Inc.	WT000003058	5/4/2016	140,000.00	77,854.41
Miller Buckfire	Oct 1-Dec 31,2015 (payment of holdback)	95,077.18	Molycorp Inc.	WT000003058	5/4/2016	95,077.18
Miller Buckfire	Feb 1-Feb 29, 2016	154,535.87	Molycorp Inc.	WT000003144	6/2/2016	140,000.00	14,535.87
Miller Buckfire	Mar 1-Mar 31, 2016	154,166.68	Molycorp Inc.	WT000003199	6/29/2016	140,000.00	14,166.68	2,475,702.19	521,657.01

Paul Hastings LLP	Jul 8-Jul 31, 2015	989,152.08	Molycorp Inc.	WT000002470	10/22/2015	968,948.00	20,204.08
Paul Hastings LLP	Aug 1-Aug 31, 2015	878,655.81	Molycorp Inc.	WT000002566	11/24/2015	858,962.80	19,693.01
Paul Hastings LLP	Sep 1-Sep 30, 2015	436,962.04	Molycorp Inc.	WT000002630	12/14/2015	416,629.69	20,332.35
Paul Hastings LLP	Jul 8-Sep 30, 2015 (payment of holdback)	554,830.32	Molycorp Inc.	WT000002759	1/29/2016	554,830.32		2,799,370.81	60,229.44

PJT Advisory Partners LP	Jul 8-Sep 30, 2015	312,903.22	Molycorp Inc.	WT000002678	12/22/2015	312,903.22	—
PJT Advisory Partners LP	Jul 8-Sep 30, 2015 (payment of holdback)	83,225.81	Molycorp Inc.	WT000002883	3/17/2016	83,225.81
PJT Advisory Partners LP	Oct 1 -Dec 31, 2015	360,000	Molycorp Inc.	WT000002930	3/31/2016	360,000.00	—
PJT Advisory Partners LP	Jan 1- Mar 31, 2016	373,358.5	Molycorp Inc.	WT000003166	6/14/2016	360,000.00	13,358.5	1,116,129.03	13,358.5

Prime Clerk (156c services)	Jul 1-Jul 31, 2015	222,699.93	Molycorp Inc.	WT000002339	9/3/2015	46,009.00	176,690.93
Prime Clerk (327a services)	Jun 25-Jul 31, 2015	2,468.4	Molycorp Inc.	WT000002304	9/28/2015	2,468.40	—
Prime Clerk (156c services)	Aug 1-Aug 31, 2015	161,588.4	Molycorp Inc.	WT000002428	10/6/2015	26,017.00	135,571.4
Prime Clerk (156c services)	Sep 1-Sep 30, 2015	107,697.33	Molycorp Inc.	WT000002488	10/26/2015	37,050.50	70,646.83
Prime Clerk (156c services)	Oct 1-Oct 31, 2015	62,965.75	Molycorp Inc.	WT000002612	12/9/2015	54,381.50	8,584.25
Prime Clerk (327a services)	Aug 1-Sep 30, 2015	23,219.2	Molycorp Inc.	WT000002677	12/22/2015	23,219.20	—
Prime Clerk (156c services)	Nov 1-Nov 30, 2015	118,279.02	Molycorp Inc.	WT000002665	12/1/2015	23,494.00	94,785.02

Prime Clerk (156c services)	Dec 1-Dec 31, 2015	29,078.46	Molycorp Inc.	WT000002762	2/5/2016	19,656.66	9,421.8
Prime Clerk (327a services)	Jun 25 - Sep 30, 2015 (payment of holdback)	6,421.9	Molycorp Inc.	WT000002832	2/26/2016	6,421.90
Prime Clerk (327a services)	Oct 1-Oct 31, 2015	1,602	Molycorp Inc.	WT000002832	2/26/2016	1,602.00
Prime Clerk (327a services)	Nov 1-Nov 30, 2015	1,164.8	Molycorp Inc.	WT000002832	2/26/2016	1,164.80
Prime Clerk (156c services)	Jan 1-Jan 31, 2016	162,870.98	Molycorp Inc.	WT000002832	2/26/2016	52,356.30	110,514.68
Prime Clerk (156c services)	Feb 1-Feb 29, 2016	375,746.93	Molycorp Inc.	WT000002910	3/29/2016	35,192.35	340,554.58
Prime Clerk (327a services)	Dec 1-Dec 31, 2015	2,683.6	Molycorp Inc.	WT000002910	3/29/2016	2,683.60
Prime Clerk (156c services)	Mar 1-Mar 31, 2016	439,992.47	Molycorp Inc.	WT000003005	4/21/2016	57,011.03	382,981.44
Prime Clerk (327a services)	Jan 1-Jan 31, 2016	4,568.08	Molycorp Inc.	WT000003005	4/21/2016	4,568.08
Prime Clerk (327a services)	Feb 1-Feb 29, 2016	22,084.04	Molycorp Inc.	WT000003093	5/13/2016	22,084.04
Prime Clerk (327a services)	Oct 1 - Dec 31, 2015 (payment of holdback)	1,362.60	Molycorp Inc.	WT000003093	5/13/2016	1,362.60
Prime Clerk (156c services)	Apr 1-Apr 30, 2016	81,097.23	Molycorp Inc.	WT000003122	5/26/2016	23,314.46	57,782.77
Prime Clerk (327a services)	Mar 1-Mar 31, 2016	52,373.44	Molycorp Inc.	WT000003146	6/2/2016	52,373.44	—	492,430.86	1,387,533.70

Young Conway Stargatt & Taylor LLP	Jun 25-Jul 31, 2015	294,881.54	Molycorp Inc.	WT000002403	9/28/2015	276,154	18,727.54
Young Conway Stargatt & Taylor LLP	Sep 1-Sep 30, 2015	73,965.47	Molycorp Inc.	WT000002610	12/9/2015	71,355.2	2,610.27
Young Conway Stargatt & Taylor LLP	Nov1-Nov 30, 2015	94,623.45	Molycorp Inc.	WT000002770	2/4/2016	92,892.4	1,731.05
Young Conway Stargatt & Taylor LLP	Jun 25-Sep 30, 2015(payment of holdback)	100,845.91	Molycorp Inc.	WT000002770	2/4/2016	100,845.91
Young Conway Stargatt & Taylor LLP	Dec 1-Dec 31, 2015	61,650.77	Molycorp Inc.	WT000002931	3/31/2016	60,064.8	1,585.97
Young Conway Stargatt & Taylor LLP	Jan 1-Jan 31, 2016	142,590.27	Molycorp Inc.	WT000002949	4/8/2016	135,223.2	7,367.07
Young Conway Stargatt & Taylor LLP	Feb 1-Feb 29, 2016	44,408.33	Molycorp Inc.	WT000003085	5/11/2016	41,715.6	2,692.73
Young Conway Stargatt & Taylor LLP	Oct 1-Dec 31, 2015(payment of holdback)	57,771.80	Molycorp Inc.	WT000003085	5/11/2016	57,771.8
Young Conway Stargatt & Taylor LLP	Mar 1-Mar 31, 2016	159,867.43	Molycorp Inc.	WT000003156	6/9/2016	150,315.2	9,552.23	986,338.11	44,266.86

* Miller Buckfire applied the Debtors’ unintentional overpayment of $175,901.68 on its first fee application to the August and September fees and expenses after the filing of the applicable certificates of no objection;

** Reflects a reduction of expenses allowed under the first interim fee application to expense amounts previously paid under the interim compensation order. Difference was netted against fees due and owing.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: June 2016

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										1 of 4

Case No.	15-11357		15-11359		15-11360		15-11361		15-11363
Debtor	Molycorp Inc.		Magnequench Inc.		Magnequench International Inc.		Magnequench Limited		MCP Callco ULC
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	3,676,114	33,481,527	—	—	$—	—
Sales to related parties	—	—	—	—	3,388,307	44,048,403	—	—	—	—
Total Revenue	—	—	—	—	7,064,421	77,529,930	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	6,711,161	69,417,289	—	—	—	—
Depreciation and amortization	—	—	—	—	8,319	99,820	—	—	—	—
Gross profit (loss)	—	—	—	—	344,941	8,012,821	—	—	—	—

Expenses
General & Administrative	337,775	1,289,622	—	—	292,512	2,158,501	403	1,003	—	—
Sales & Marketing	—	—	—	—	100,742	1,064,189	—	—	—	—
Insiders Compensation	87,500	87,500	—	—	37,148	633,485	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	160,468	1,937,123	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	425,275	1,377,122	—	—	590,870	5,793,298	403	1,003	—	—
Operating income (loss)	(425,275)	(1,377,122)	—	—	(245,929)	2,219,523	(403)	(1,003)	—	—

Other Income (expense) (attached schedule)	75	74	—	2,000,000	728	16,444	16,221,814	16,221,815	—	—
Interest income (expense), net	785,454	881,371	(658,024)	(7,910,904)	370,539	4,593,190	—	—	—	—
Reorganization items, net (attached schedule)	(3,447,117)	(169,388,279)	(583,906)	(31,185,876)	—	—	—	—	—	—
Foreign exchange gain (loss)	4,681,784	(13,109,464)	—	—	5,547	10,623	(94,497)	(94,498)	—	—
Income/(loss) before taxes and non-controlling interest	1,594,921	(182,993,420)	(1,241,930)	(37,096,780)	130,885	6,839,780	16,126,914	16,126,314	—	—
Income taxes expense (benefit)	15,229	129,312	—	—	16,034	(17,809)	152,435	1,691,964	—	—
Income/(loss) from continuing operations before equity income of affiliate	1,579,692	(183,122,732)	(1,241,930)	(37,096,780)	114,851	6,857,589	15,974,479	14,434,350	—	—

Equity in loss (income) of affiliates	—	—	(121,080)	133,388	—	—	—	—	—	—

Income/(loss) from continuing operations	1,579,692	(183,122,732)	(1,120,850)	(37,230,168)	114,851	6,857,589	15,974,479	14,434,350	—	—

Earnings/(loss) for the period	$1,579,692	(183,122,732)	$(1,120,850)	(37,230,168)	114,851	6,857,589	15,974,479	14,434,350	$—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS										2 of 4
Continuation Sheet for MOR-2
Case No.	15-11364		15-11365		15-11366		15-11367		15-11368
Debtor	MCP Canada Holdings ULC		MCP Canada Limited Partnership		MCP Exchangeco Inc.		Molycorp Chemicals & Oxides Inc.		Molycorp Luxembourg Holdings S.a.r.l
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	2,998,719	33,893,726	$—	—
Sales to related parties	—	—	5,071,372	50,454,206	—	—	7,842,958	58,654,921	—	—
Total Revenue	—	—	5,071,372	50,454,206	—	—	10,841,677	92,548,647	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	4,222,897	46,517,840	—	—	9,364,900	87,634,759	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	848,475	3,936,366	—	—	1,476,777	4,913,888	—	—

Expenses
General & Administrative	—	—	200,157	1,982,027	—	5,508	474,271	2,700,265	—	290
Sales & Marketing	—	—	—	—	—	—	64,208	500,759	—	—
Insiders Compensation	—	—	—	—	—	—	117,255	817,279	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	199,239	1,840,595	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	—	—	200,157	1,982,027	—	5,508	854,973	5,858,898	—	290
Operating income (loss)	—	—	648,318	1,954,339	—	(5,508)	621,804	(945,010)	—	(290)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	35	18,067	—	—
Interest income (expense), net	—	—	—	—	(2,582,348)	(30,272,286)	734	11,872	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	(100,000)	(324,425)	—	—
Foreign exchange gain (loss)	—	—	27,378	121,014	(4,055,759)	11,882,562	67,096	289,769	—	—
Income/(loss) before taxes and non-controlling interest	—	—	675,696	2,075,353	(6,638,107)	(18,395,232)	589,669	(949,727)	—	(290)
Income taxes expense (benefit)	—	—	—	—	—	—	8,010	71,345	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	—	675,696	2,075,353	(6,638,107)	(18,395,232)	581,659	(1,021,072)	—	(290)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	—	675,696	2,075,353	(6,638,107)	(18,395,232)	581,659	(1,021,072)	—	(290)

Earnings/(loss) for the period	$—	—	$675,696	2,075,353	$(6,638,107)	(18,395,232)	$581,659	(1,021,072)	$—	(290)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										3 of 4
Continuation Sheet for MOR-2
Case No.	15-11369		15-11370		15-11372		15-11373		15-11374
Debtor	Molycorp Metals & Alloys Inc.		Molycorp Minerals Canada ULC		Molycorp Rare Metals Holdings Inc.		Molycorp Rare Metals (Utah) Inc.		Neo International Corp.
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	—	3,082,894	$—	38,360	$—	—	$182,626	5,005,671	$—	—
Sales to related parties	—	698,274	253,470	2,532,307	—	—	1,907	1,423,429	—	—
Total Revenue	—	3,781,168	253,470	2,570,667	—	—	184,533	6,429,100	—	—

Costs of sales
Costs excluding depreciation and amortization	—	4,436,732	199,232	2,562,976	—	—	123,807	6,977,217	—	—
Depreciation and amortization	—	172,734	24,758	295,846	—	—	15,993	195,760	—	—
Gross profit (loss)	—	(828,298)	29,480	(288,155)	—	—	44,733	(743,877)	—	—

Expenses
General & Administrative	—	45,938	1,064,689	7,068,815	6,734	22,861	24,737	397,268	108,183	893,724
Sales & Marketing	—	—	36,716	458,565	—	—	3,574	72,856	1,340	6,226
Insiders Compensation	—	—	114,111	1,606,464	—	—	—	—	—	—
Care and Maintenance	2,673	266,654	—	—	—	—	—	—	—	—
Depreciation and amortization	—	84,008	15,443	197,209	—	—	1,516	18,518	3,551	42,613
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	(45,945)	552,605	102,000	204,000	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	6,917	—	—
Total expenses	2,673	396,600	1,185,014	9,883,658	108,734	226,861	29,827	495,559	113,074	942,563
Operating income (loss)	(2,673)	(1,224,898)	(1,155,534)	(10,171,813)	(108,734)	(226,861)	14,906	(1,239,436)	(113,074)	(942,563)

Other Income (expense) (attached schedule)	314	1,460	6,826,000	10,099,801	—	920,000	—	—	—	—
Interest income (expense), net	—	—	(324,673)	(4,219,678)	57	580	148	2,666	24	86
Reorganization items, net (attached schedule)	—	(2,621,209)	(7,678)	(176,192)	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	(706,655)	1,401,201	—	—	139	9,552	(40,635)	(903,134)
Income/(loss) before taxes and non-controlling interest	(2,359)	(3,844,647)	4,631,460	(3,066,681)	(108,677)	693,719	15,193	(1,227,218)	(153,685)	(1,845,611)
Income taxes expense (benefit)	—	—	(24,096)	310,789	—	—	—	—	204,852	1,177,690
Income/(loss) from continuing operations before equity income of affiliate	(2,359)	(3,844,647)	4,655,556	(3,377,470)	(108,677)	693,719	15,193	(1,227,218)	(358,537)	(3,023,301)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	(2,359)	(3,844,647)	4,655,556	(3,377,470)	(108,677)	693,719	15,193	(1,227,218)	(358,537)	(3,023,301)

Earnings/(loss) for the period	$(2,359)	(3,844,647)	$4,655,556	(3,377,470)	$(108,677)	693,719	$15,193	(1,227,218)	$(358,537)	(3,023,301)

COMBINED DEBTORS' STATEMENT OF OPERATIONS				4 of 4
Continuation Sheet for MOR-2
Case No.	Elimination		Total
Debtor
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$6,857,459	75,502,178
Sales to related parties	(5,324,842)	(60,370,896)	11,233,172	97,440,645
Total Revenue	(5,324,842)	(60,370,896)	18,090,631	172,942,823

Costs of sales
Costs excluding depreciation and amortization	(5,217,074)	(60,340,735)	15,404,923	157,206,078
Depreciation and amortization	—	—	49,070	764,160
Gross profit (loss)	(107,768)	(30,161)	2,636,638	14,972,584

Expenses
General & Administrative	—	—	2,509,461	16,565,822
Sales & Marketing	—	—	206,580	2,102,595
Insiders Compensation	—	—	356,014	3,144,728
Care and Maintenance	—	—	2,673	266,654
Depreciation and amortization	—	—	180,978	2,279,471
- Accretion expense	—	—	—	—
Research and development	—	—	255,294	2,597,200
Revision in estimated ARO cash flows	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	6,917
Total expenses	—	—	3,511,000	26,963,387
Operating income (loss)	(107,768)	(30,161)	(874,362)	(11,990,803)

Other Income (expense) (attached schedule)	(6,826,000)	(6,826,000)	16,222,966	22,451,661
Interest income (expense), net	—	—	(2,408,089)	(36,913,103)
Reorganization items, net (attached schedule)	—	—	(4,138,701)	(203,695,981)
Foreign exchange gain (loss)	—	—	(115,602)	(392,375)
Income/(loss) before taxes and non-controlling interest	(6,933,768)	(6,856,161)	8,686,212	(230,540,601)
Income taxes expense (benefit)	—	—	372,464	3,363,291
Income/(loss) from continuing operations before equity income of affiliate	(6,933,768)	(6,856,161)	8,313,748	(233,903,892)

Equity in loss (income) of affiliates	—	—	(121,080)	133,388

Income/(loss) from continuing operations	(6,933,768)	(6,856,161)	8,434,828	(234,037,280)

Earnings/(loss) for the period	$(6,933,768)	(6,856,161)	$8,434,828	(234,037,280)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	Current Month	Cumulative Filing to Date

		Other Income/Expense
Molycorp Inc.	15-11357	Other Income /(expense)	75	74

Magnequench Inc.	15-11359	Dividend income	—	2,000,000

Magnequench International, Inc.	15-11360	Other Income /(expense)	728	16,444

Magnequench Limited	15-11361	Dividend income	16,223,322	16,223,322
		Other Income /(expense)	(1,508)	(1,508)
			16,221,814	16,221,814

Molycorp Chemicals & Oxides, Inc.	15-11367	Insurance refund	35	18,067

Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	314	1,460

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale	—	810
		Refund - insurance	—	2,993
		Dividend Income	6,826,000	10,049,620
		Other Income	—	46,378
			6,826,000	10,099,801

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income	—	920,000

		Total Combined	23,048,966	29,277,660

		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	2,958,903	75,315,870
		Adjustments to the carrying amount of debt	488,214	79,153,871
		Write off of deferred financing cost	—	4,919,107
		Gain on fair value adjustment of Springing Maturity derivative	—	(8,008,001)
		Early Payment Premium on Term loans	—	18,007,432
		Total	3,447,117	169,388,279

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans	—	9,065,118
		Early Payment Premium on Term Loans	583,906	22,120,758
		Total	583,906	31,185,876

Molycorp Chemicals & Oxides, Inc.	15-11367	Trustee fees	100,000	215,250
		Severance expense	—	109,175
		Total	100,000	324,425

Molycorp Metals & Alloys, Inc.	15-11369	Severance expense	—	425,449
		Loss on disposal of assets	—	2,195,760
		Total	—	2,621,209

Molycorp Minerals Canada ULC	15-11370	Legal and other professional fees	—	60,913
		Severance expense	7,678	115,278
			7,678	176,191

		Total Combined	4,138,701	203,695,980

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: June 2016

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of June 30, 2016. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at June 30, 2016													1 of 2
Case No.	15-11357	15-11359	15-11360	15-11361	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11372
Debtor	Molycorp Inc.	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$3,318,772	$—	$12,764,864	$148,643	$5,000	$5,000	$3,281,290	$5,960	$12,207,260	$29,904	$4,802,775	$9,587,883	$868,969
Restricted cash	17,299,601	—	—	—	—	—	—	—	—	—	—	—	—
Trade accounts receivable	—	—	3,825,519	—	—	—	—	—	3,514,550	—	—	—	—
Inventories	—	—	3,149,615	—	—	—	307,085	—	7,876,273	—	—	531,095	—
Income tax receivable	404,687	—	—	88,061	—	—	—	—	—	—	—	—	—
Defer tax assets	—	—	—	—	—	—	—	—	—	—	—	—	—
Other current assets (attached schedule)	7,469,335	—	—	3,162	—	—	4,390	—	48,880	—	2,335	187,959	—
Total current assets	28,492,395	—	19,739,998	239,866	5,000	5,000	3,592,765	5,960	23,646,963	29,904	4,805,110	10,306,937	868,969

Fixed Assets
- Real Property & Improvement	—	—	100,000	—	—	—	—	—	—	—	—	1,510,345	—
- Machinery & Equipment	—	—	1,528,573	—	—	—	—	—	—	—	—	3,939,634	—
- Furniture & Office Equipment	—	—	7,421,923	—	—	—	—	—	84,275	—	—	1,334,575	—
- Vehicle	—	—	—	—	—	—	—	—	—	—	—	—	—
- Minerals Resource	—	—	—	—	—	—	—	—	—	—	—	—	—
- Construction in Process	—	—	19,920	—	—	—	—	—	—	—	—	—	—
less: accumulated depreciation	—	—	(7,496,937)	—	—	—	—	—	(84,275)	—	—	(4,101,376)	—

Property, plant and equipment	—	—		1,573,479	—	—	—	—	—	—	—	—	2,683,178	—
Deposits	2,008,679	—		—	—	—	—	—	—	—	—	—	—	—
Inventories	—	—		—	—	—	—	—	—	—	—	—	—	—
Patents and other intangible assets	—	—		28,322,848	—	—	—	—	—	—	—	—	245,689	—
Investment (attached schedule)	411,339,505	141,560,510	a	17,067,184	2,033,276	—	—	1,192,325,440	679,175,440	—	364,150,000	—	31,811,569	22,919,589
Other assets (attached schedule)	—	—		45,060	—	—	—	—	—	—	—	—	—	—
Loan to Insiders	—	—		—	—	—	—	—	—	—	—	—	—	—
Related Party Receivable	746,934,745	51,018,008		109,810,284	19,205,452	—	—	20,757,605	48,930,048	24,455,031	—	2,200,000	28,036,789	1,800,000
Total non current assets	1,160,282,929	192,578,518		156,818,855	21,238,728	—	—	1,213,083,045	728,105,488	24,455,031	364,150,000	2,200,000	62,777,225	24,719,589
Total assets	1,188,775,324	192,578,518		176,558,853	21,478,594	5,000	5,000	1,216,675,810	728,111,448	48,101,994	364,179,904	7,005,110	73,084,162	25,588,558

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	2,928,161	—		39,403	—	—	—	4,208	—	91,615	—	—	81,447	—
DIP Financing	144,782,185	—		—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	27,688,202	—		315,559	—	—	—	24,369	—	2,965,337	—	16,800	1,341,862	—
Interest payable	—	—		—	—	—	—	—	—	—	—	—	—	—
Income taxes payable	—	—		305,072	—	—	—	—	—	—	—	—	579,909	—
Capital lease	—	—		—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—		—	—	—	—	—	—	—	—	—	—	—
Total current liabilities	175,398,548	—		660,034	—	—	—	28,577	—	3,056,952	—	16,800	2,003,218	—

Capital lease	—	—		—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—		—	—	—	—	—	—	—	—	—	—	—
Defer tax liabilities	5,772,000	—		341,543	846,723	—	—	—	—	—	—	—	1,190,876	—
Pension benefit liabilities	—	—		2,838,572	—	—	—	—	—	—	—	—	—	—
Other Long-term liabilities	—	—		—	—	—	—	—	—	—	—	—	—	—
Amount due to Insiders	—	—		—	—	—	—	—	—	—	—	—	—	—
Related party payable	16,096,013	1,567,733		422,647	—	5,000	5,000	8,034,257	30,823,494	18,793,093	4,202	24,243	9,089,213	108,734
Liabilities subject to compromise - Related party	71,041,354	6,460,529	a	17,578,680	219,062	—	7,750	12,403,514	352,937,653	17,371,061	364,287,300	170,617	59,719,369	—
Liabilities subject to compromise - Third party	1,511,599,363	89,499,667		10,019	—	—	—	7,287	—	17,561	—	32,659	1,859,408	—
Total non-current liabilities	1,604,508,730	97,527,929		21,191,461	1,065,785	5,000	12,750	20,445,058	383,761,147	36,181,715	364,291,502	227,519	71,858,866	108,734
Total liabilities	1,779,907,278	97,527,929		21,851,495	1,065,785	5,000	12,750	20,473,635	383,761,147	39,238,667	364,291,502	244,319	73,862,084	108,734

Non-controlling interest

Shareholder's equity:

Share capital	258,954	33,788		21,556	4,621,000	—	—	679,175,441	10,255,745	1,500	20,000	—	275,174,583	22,463,750
Contributed surplus	2,250,983,641	40,027,833		148,368,181	389,376	—	—	—	401,063,759	226,313	—	17,521,567	(4,095,431)	—
Accumulated deficits	(2,842,374,549)	54,988,968	a	6,852,471	15,402,433	—	(7,750)	517,026,734	(66,969,203)	8,635,514	(131,598)	(10,760,776)	(271,857,074)	3,016,074
Accum Other Comprehensive Income	—	—		(534,850)	—	—	—	—	—	—	—	—	—	—
Shareholders' equity	(591,131,954)	95,050,589		154,707,358	20,412,809	—	(7,750)	1,196,202,175	344,350,301	8,863,327	(111,598)	6,760,791	(777,922)	25,479,824
Total liabilities and shareholders' equity	1,188,775,324	192,578,518		176,558,853	21,478,594	5,000	5,000	1,216,675,810	728,111,448	48,101,994	364,179,904	7,005,110	73,084,162	25,588,558

Notes
a. In 2012, Magnequench UG, a dormant entity, merged into Magnequench Inc. The impact of this merger is reflected in the June monthly operating report with adjustments made to LSTC- related party payable, investment and equity of Magnequench Inc.

COMBINED DEBTORS' BALANCE SHEET				2 of 2
Continuation Sheet for MOR-3
As at June 30, 2016
Case No.	15-11373	15-11374	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.

ASSETS
Current
Cash and cash equivalents	$2,352,513	$228,173	$—	$49,607,006
Restricted cash	—	—	—	17,299,601
Trade accounts receivable	295,118	—	—	7,635,187
Inventories	4,505,582	—	(30,161)	16,339,489
Income tax receivable	—	—	—	492,748
Defer tax assets	—	—	—	—
Other current assets (attached schedule)	379,973	5,194	—	8,101,228
Total current assets	7,533,186	233,367	(30,161)	99,475,259

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	2,632,210
- Machinery & Equipment	1,068,175	—	—	6,536,382
- Furniture & Office Equipment	45,006	—	—	8,885,779
- Vehicle	—	—	—	—
- Minerals Resource	—	—	—	—
- Construction in Process	—	—	—	19,920
less: accumulated depreciation	(1,491,834)	—	—	(13,174,422)
Property, plant and equipment	643,212	—	—	4,899,869
Deposits	—	—	—	2,008,679
Inventories	—	—	—	—
Patents and other intangible assets	—	466,485	—	29,035,022
Investment (attached schedule)	—	28,535,255	(2,822,068,309)	68,849,459
Other assets (attached schedule)	—	—	—	45,060
Loan to Insiders	—	—	—	—
Related Party Receivable	1,425,987	46,541,880	(934,108,070)	167,007,759
Total non current assets	2,069,199	75,543,620	(3,756,176,380)	271,845,847
Total assets	9,602,385	75,776,987	(3,756,206,541)	371,321,106

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	20,384	—	—	3,165,218
DIP Financing	—	—	—	144,782,185
Accrued expenses	202,427	158,187	—	32,712,743
Interest payable	—	—	—	—
Income taxes payable	—	—	—	884,981
Capital lease	—	—	—	—
Asset retirement obligation	—	—	—	—
Total current liabilities	222,811	158,187	—	181,545,127

Capital lease	—	—	—	—
Asset retirement obligation	—	—	—	—
Defer tax liabilities	—	2,190,744	—	10,341,886
Pension benefit liabilities	—	—	—	2,838,572
Other Long-term liabilities	—	—	—	—
Amount due to Insiders	—	—	—	—
Related party payable	257,837	846,748	(59,213,620)	26,864,594
Liabilities subject to compromise - Related party	38,381	149,196	(874,894,451)	27,490,015
Liabilities subject to compromise - Third party	50,347	786,750	—	1,603,863,061
Total non-current liabilities	346,565	3,973,438	(934,108,071)	1,671,398,128
Total liabilities	569,376	4,131,625	(934,108,071)	1,852,943,255

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	(1,025,480,583)	258,954
Contributed surplus	—	514,460	(586,494,491)	2,268,505,208
Accumulated deficits	(5,516,991)	51,967,682	(1,210,123,396)	(3,749,851,461)
Accum Other Comprehensive Income	—	—	—	(534,850)
Shareholders' equity	9,033,009	71,645,362	(2,822,098,470)	(1,481,622,149)
Total liabilities and shareholders' equity	9,602,385	75,776,987	(3,756,206,541)	371,321,106

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	June 30, 2016
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jones Day	75,000
		Retainer fee paid to Young Conway	25,000
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	2,288
		Retainer fee paid to Mile 26	300,000
		Prepaid Insurance	6,068,648
		Prepaid and deferred charges	323,399
		Total	7,469,335

Magnequench Limited	15-11361	HST/VAT recoverable	3,162

MCP Canada Limited Partnership	15-11365	Prepaids expenses	4,390

Molycorp Chemicals & Oxides, Inc.	15-11367	Prepaids and deferred charges	13,932
		Misc receivables - Other	18,190
		Prepaid Insurance	16,758
		Total	48,880

Molycorp Metals & Alloys, Inc.	15-11369	Refundable deposits to utility company	2,335

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	25,086
		Prepayment on rent and consulting	100,011
		Prepaid Insurance	41,699
		Prepaid Tax Installment (property)	12,070
		HST Recoverable	8,900
		Misc receivable	193
		Total	187,959

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	16,274
		Prepaid - Pots Expense	14,522
		Prepaid - Heaters Expense	10,032
		Prepaid - Propane Expense	9,264

		Prepaid - Package Expense	23,414
		Prepaid Duty	283,976
		Misc Receivable - Beijing Jiya	22,491
		Total	379,973

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	194
		Total	5,194

		Combined Debtor Total Other Current Assets	8,101,228

Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Total	411,339,505

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,408,132
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421
		Magnequench International Inc. (100%)	136,035,957
		Total	141,560,510

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1
		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000
		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275
		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	679,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000
		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305

		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000
		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000
		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Combined Investments	2,890,917,768

		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

		Combined Debtor Total Other Assets	45,060

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: June 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	72,331	72,331	Various	EFT	—
FICA-Employee	—	18,415	18,415	Various	EFT	—
FICA-Employer	—	18,415	18,415	Various	EFT	—
Unemployment	991	(991)	—			—
Income	—	—	—			—
Other: Fed Medical Ins	—	17,661	17,661	Various	EFT	—
Total Federal Taxes	991	125,831	126,822			—
State and Local
Withholding	11,472	10,456	9,224	Various	EFT	12,704
Sales & Use AZ location only	—	—	—			—
Excise	—	—	—			—
Unemployment	—	—	—			—
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other: Property taxes for land and machinery	16,800	—	—			16,800
Total State and Local	28,272	10,456	9,224			29,504
Total Taxes	29,263	136,287	136,046			29,504

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,408,782	947,766	21,078	481,588	306,004	3,165,218
Wages Payable	82,887	—	—	—	—	82,887
Taxes Payable	115,223	—	—	—	—	115,223

Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: DIP Financing	144,782,185	—	—	—	—	144,782,185

Total Postpetition Debts	146,389,077	947,766	21,078	481,588	306,004	148,145,513

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	947,766	$901,956 represents 20% holdback. $44,648 was paid in July, and remaining $1,163 outstanding.
31-60	21,078	$17,936 represents 20% holdback, $3,142 still waiting approval.
61-90	481,588	$476,987 represents 20% holdback, $4,599 still waiting approval.
Over 90	306,004	$236,706 represents 20% holdback, $63,303 was deferred payment, $4,832 on hold; and $1,163 needs approval.
	1,756,436	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: June 2016

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	1,222,369	901,956	21,078	481,586	301,172	2,928,161
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	33,408	1,163	—	—	4,832	39,403
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	4,208	—	—	—	—	4,208
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	49,632	41,983	—	—	—	91,615
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	—	—	—	—	—	—
Molycorp Minerals Canada ULC (Toronto)	15-11370	30,737	2,664	—	2	—	33,403
Molycorp Minerals Canada ULC (Peterborough)	15-11370	48,044	—	—	—	—	48,044
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	20,384	—	—	—	—	20,384
Neo International Corp.	15-11374	—	—	—	—	—	—

Combined Total		1,408,782	947,766	21,078	481,588	306,004	3,165,218

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: June 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11359	15-11360	15-11361	15-11363	15-11364	15-11365
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership
Total Accounts Receivable at the beginning of the reporting period		7,745,171	—	—	3,585,236	—	—	—	—
+ Amounts billed during the period		6,943,924	—	—	3,676,114	—	—	—	—
- Amounts collected during the period		(7,053,908)	—	—	(3,435,831)	—	—	—	—
+/- Revaluation of Foreign Currency Receivable		—	—	—	—	—	—	—	—
+/- AR adjustments		—	—	—	—	—	—	—	—
Total Accounts Receivable at the end of the reporting period		7,635,187	—	—	3,825,519	—	—	—	—

Accounts Receivable Aging
0 - 30 days old		7,602,636	—	—	3,826,365	—	—	—	—
31 - 60 days old		31,107	—	—	—	—	—	—	—
61 - 90 days old		2,326	—	—	—	—	—	—	—
91+ days old		(883)	—	—	(847)	—	—	—	—
Total Accounts Receivable		7,635,187	—	—	3,825,519	—	—	—	—
Amount considered uncollectible (Bad Debt)		—	—	—	—	—	—	—	—
Accounts Receivable (Net)		7,635,187	—	—	3,825,519	—	—	—	—

	Case No.	15-11366	15-11367	15-11368	15-11369	15-11370	15-11372	15-11373	15-11374
Accounts Receivable Reconciliation	Debtor	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.
Total Accounts Receivable at the beginning of the reporting period			3,721,040	—	—	—	—	438,895	—
+ Amounts billed during the period		—	3,085,310	—	—	—	—	182,499	—
- Amounts collected during the period		—	(3,291,800)	—	—	—	—	(326,276)	—
+/- Revaluation of Foreign Currency Receivable		—	—	—	—	—	—	—	—
+/- AR adjustments		—	—	—	—	—	—	—	—
Total Accounts Receivable at the end of the reporting period		—	3,514,550	—	—	—	—	295,118	—

Accounts Receivable Aging
0 - 30 days old		—	3,481,153	—	—	—	—	295,118	—

31 - 60 days old	—	31,107	—	—	—	—	—	—
61 - 90 days old	—	2,326	—	—	—	—	—	—
91+ days old	—	(36)	—	—	—	—	—	—
Total Accounts Receivable	—	3,514,550	—	—	—	—	295,118	—
Amount considered uncollectible (Bad Debt)	—	—	—	—	—	—	—	—
Accounts Receivable (Net)	—	3,514,550	—	—	—	—	295,118	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: June 2016

SUMMARY OF RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	3,826,365	—	—	(847)	—	3,825,518
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	—	—	—	—	—	—
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	3,481,153	31,107.00	2,326	(36)	—	3,514,550
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	—	—	—	—	—	—
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—	—	—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	—	—	—	—	—	—
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	295,118	—	—	—	—	295,118
Neo International Corp.	15-11374	—	—	—	—	—	—

Combined Total		7,602,636	31,107	2,326	(883)	—	7,635,186

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: June 2016

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

* The above questionnaire reflects the responses of each debtor entity.